Exhibit 99.2
(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 2009 Third Quarter Results October 27, 2009

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 2 Forward-Looking Statements This presentation contains forward-looking statements about the future operating results of TSYS. These statements are based on management's expectations and assumptions and are subject to risks, uncertainties and changes in circumstances. Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors. More information about these risks, uncertainties and factors may be found in TSYS' 2008 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K which have been filed with the Securities and Exchange Commission. TSYS does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 3 Use of Non-GAAP Financial Measures This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: operating margin excluding reimbursable items, revenues and operating income measured on a constant currency basis and EBITDA. The most comparable GAAP measures to these measures are operating margin, revenues and operating income, respectively. Management uses these non- GAAP financial measures to assess the performance of TSYS' core business. TSYS believes that these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in evaluating TSYS' operating results. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 4 Agenda Phil Tomlinson, Chairman and CEO Quarterly Highlights Jim Lipham, Chief Financial Officer Financial Highlights Q&A

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. Phil Tomlinson Chairman and Chief Executive Officer

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. Jim Lipham Chief Financial Officer

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 7 Consolidated Selected Quarterly Financial Highlights 3Q 09 vs. 2Q 09 3Q 09 vs. 3Q 08 5% Total Revenues 2% 3% (Constant Currency Basis) 1% Revenues Before 2% Reimbursable Items 4% 0% (Constant Currency Basis) 1% 6% Operating Income 8% Total Cardholder 3% Transactions 6%

Selected Quarterly Financial Highlights Total Revenues 432.3 Total Expenses 344.4 Operating Income 87.9 Net Income 55.0 (dollars in millions except per share data) 3Q09 Consolidated Income Statement 412.0 329.2 82.8 53.4 2Q09 Operating Margin 20.3% 20.1% Total Revenues Before Reimbursable Items $359.0 $350.7 Operating Margin Excluding Reimbursable Items 24.5% 23.6% % Chg 2.4% 4.9% 4.6% 6.1% 3.0% Basic EPS 0.28 0.27 3.0% 439.4 344.1 95.3 64.1 3Q08 21.7% $372.7 25.6% % Chg (3.7%) (1.6%) 0.1% (7.8%) (14.1%) 0.32 (13.9%) Year over Year Sequential Income from Continuing Operations 58.3 52.9 10.1% 64.2 (9.2%)

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 9 Client Movement Since 3Q08 AOF Summary Sep 08 355.5 million Internal growth 29.6 million New clients 25.7 million Purges/Sales (31.3)million Deconversions (37.4)million Sep 09 342.1 million Purges Charming Shoppes Green Dot Compucredit Chase Canada Client Adds Green Dot Home Retail Group Barclay's Bank Deutsche Bank Clients Lost Washington Mutual Nordstrom Portfolio Summary

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 10 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 3rd Qtr 09E 4th Qtr 09E CTA Impact 1.587773 0.687972 -4.61757 -18.779283 -22.582598 -17.778674 -10.33 -3.236603 CTA Impact Incremental -0.139697 Impact of Currency Translation on Total Revenues (dollars in millions) ($21.12) ($50.69) 1Q 08 2Q 08 1Q 09 2Q 09 3Q 08 4Q 08 3Q 09

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 11 North America 3Q 2009 Year Over Year Segment Financial Highlights Revenues of $261.6M Operating income of $60.7M Operating margin of 23.2% Operating margin excluding reimbursable items of 27.6% Same client transactions were 1.55 billion 0.2% Key Drivers ($17.7M) revenues associated with deconverted clients or lost business Focus on expenses - redeploying workforce and utilizing less outside contract labor Operating margin increased 104 basis points Operating margin excluding reimbursable items increased 73 basis points Volumes FTEs 5,000 Accounts on file were 302.2M Total cardholder transactions were 1.56 billion 8.1%

3Q 2009 Year Over Year Segment Financial Highlights International Revenues of $86.2M Constant currency basis, revenues were $96.5M Operating income of $9.7M Operating margin of 11.3% Operating margin excluding reimbursable items of 11.7% Same client transactions were 274.8M 1.0% Key Drivers Negative currency impact on revenues of ($10.3M) Revenue growth of 10% on a constant currency basis Expense growth related to infrastructure costs in Brazil and Japan negatively impacted operating margin by 399 basis points during 3Q09 Volumes FTEs 1,950 Accounts on file were 39.9M Total cardholder transactions were 299.7M 10.2%

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 13 3Q 2009 Year Over Year Segment Financial Highlights Merchant Revenues of $93.8M Operating income of $17.5M Operating margin of 18.6% Operating margin excluding reimbursable items of 27.4% Point-of-sale transactions were 1.3 billion Key Drivers Internal growth increasing revenue by 4% New clients offsetting lost clients Acquisition of Infonox Operating margin decreased 430 basis points Operating margin excluding reimbursable items decreased 192 basis points Volumes FTEs 800 POS transactions increased 3.8%

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 14 Segment Transactions 1,589.6 217.4 1,327.4 1,686.7 264.5 1,307.2 1,693.1 272.1 1,289.2 1,688.9 281.8 1,243.5 1,481.0 247.9 1,226.1 1,522.3 271.1 1,311.6 1,555.8 299.7 1,338.5 1Q 2008 1Q 2009 4Q 2008 3Q 2008 2Q 2008 2Q 2009 3Q 2009 North America- Cardholder International- Cardholder Merchant- POS (in millions)

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 15 Revenue Change Electronic Payment Processing Services 3% Internal Core Growth (5)% 0% 5% 10% 2% (6)% Reported Change (11%) YTD 2009 vs. YTD 2008 New Clients (10)% Lost Clients (5%) CTA (6%) Total (11%)

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 16 Revenue Change Merchant Processing Services 4% Internal Core Growth 4% 8% 12% 16% 1% Reported Change 0% YTD 2009 vs. YTD 2008 New Clients 0% Lost Clients (1%) CTA 1% Total 0% 8% 3% Acquisitions

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 17 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 Same Client Transactions 1514.174395 1543.212727 1554.913304 1471.618676 1517.833107 1551.528337 North America Same Client Quarterly Transactions (in millions) 2% 1% 3% 2% 1.5% YTD 0.2% QTD

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 18 12/31/2007 3/31/2008 6/30/2008 9/30/2008 12/31/2008 3/31/2009 6/30/2009 9/30/2009 Cash 207.5625 236.7717 253.5411 303.3602 211.3647 271.0428 344.4427 420 Cash Balance Since Spin-Off November 08 - Repaid Loan $54 million December 08 - Infonox Purchase $50 million (dollars in millions) Dec 07 Mar 08 Jun 08 Sep 08 Dec 08 Mar 09 Jun 09 Sep 09 102%

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 19 CASH FLOW MEASURES 12/31/2006 12/31/2007 12/31/2008 12/31/2009 EBITDA 333.91 366.29 409.468 (dollars in millions) 2007* 2008 2009 EBITDA OPERATING CASH FLOWS 9/30/2006 9/30/2007 9/30/2008 9/30/2009 EBITDA 495.287 515.7598592 495 (dollars in millions) 2007* 2008 2009 TTM - Trailing Twelve Months (2007 excludes 4Q06 Bank of America termination fee)

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 20 Cash Flows From Operating Activities, Free Cash Flow and Net Income 9/31/2008 9/30/2009 Sep 09 TTM Cash flow from operations 278.906 333.056 409.468 Free cash flow 175.202 249.925 287.34 Net income 183.772 154.999 221.327 (dollars in millions) Sep 09 TTM 85% > than Net Income 30% > than Net Income TTM = Trailing Twelve Months

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 21 TSYS Industry FIS GPN* HPY Operating Cash Flow to revenue 0.288 0.192 0.203 0.242 0.036 TTM = Trailing Twelve Months Cash Flow Comparatives - Operating Cash Flow to Revenue GPN Adjusted for timing of Settlement Assets

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 22 Q&A

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 23 Appendix Non-GAAP Reconciliation - Constant Currency

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 24 Appendix Non-GAAP Reconciliation - Consolidated Operating Margin Excluding Reimbursable Items

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 25 Appendix Non-GAAP Reconciliation - Segment Operating Margin Excluding Reimbursable Items

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 26 Appendix Non-GAAP Reconciliation - EBITDA

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 27 Appendix Non-GAAP Reconciliation - EBITDA

(c)2009 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 28 Appendix Non-GAAP Reconciliation - Free Cash Flow